[Illustration]





---------------------------------------------
COLONIAL OHIO TAX-EXEMPT FUND   ANNUAL REPORT
---------------------------------------------


January 31, 1998




















                         ----------------------------
                         Not FDIC   May Lose Value
                         Insured    No Bank Guarantee
                         ----------------------------

--------------------------------------------------------------------------------

                    COLONIAL OHIO TAX-EXEMPT FUND HIGHLIGHTS

                      February 1, 1997 - January 31, 1998

INVESTMENT OBJECTIVE: Colonial Ohio Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Ohio state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

PORTFOLIO MANAGER COMMENTARY: "Bond market conditions improved during the period and the Fund was well positioned to take advantage of declining interest rates. Ohio's strong fiscal management has resulted in significant cash reserves in the State's general revenue and budget stabilization funds."

                                                       -- William Loring


                   COLONIAL OHIO TAX-EXEMPT FUND PERFORMANCE


                                                      CLASS A           CLASS B      CLASS C(1)
Inception dates                                       9/26/86           8/4/92         8/1/97
Distributions declared per share(2)                   $0.376            $0.320         $0.176
SEC yields on 1/31/98(3)                               3.90%             3.33%          3.64%
Taxable-equivalent SEC yields(4)                       6.96%             5.94%          6.49%
12-month total returns, assuming reinvestment         10.58%             9.76%          3.81%
of all distributions and no sales charge or
contingent deferred sales charge (CDSC)(5)
Net asset value per share on 1/31/98                   $7.72             $7.72          $7.72



(1)The Class C share total return is cumulative since inception on August 1, 1997.

(2)A portion of the Fund's income may be subject to the alternative minimum tax.

(3)The 30-day SEC yields on January 31, 1998 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. If the Adviser or Distributor had not waived or borne certain Fund expenses, SEC yields would have been 3.70% for Class A shares, 3.12% for Class B shares and 3.12% for Class C shares.

(4)Taxable-equivalent SEC yields are based on the maximum effective 43.95% federal and Ohio income tax rates.

(5)Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or Distributor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.



QUALITY BREAKDOWN (as of 1/31/98)        TOP FIVE SECTORS  (as of 1/31/98)

AAA ......................... 63.1%      General Obligations ......... 32.2%
AA ..........................  9.7%      Water & Sewer ............... 14.2%
A ........................... 10.1%      Education ...................  9.5%
BBB .........................  8.8%      State Appropriated ..........  7.0%
BB ..........................  1.5%      Hospital ....................  3.2%
Non-rated ...................  6.2%
Short-term Obligations ......  0.6%


Quality and sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and sector breakdowns in the future.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS


I am pleased to present the annual report
for Colonial Ohio Tax-Exempt Fund. This                   [PHOTO]
report reflects on the investment environment for the 12 months ended January 31, 1998.

The strength of the economy during the first quarter of 1997 led the Federal Reserve Board to raise short-term interest rates in March for the first time in two years. This action was a response to growing concern about future wage and price inflation. By mid-April, economic growth appeared to slow while inflation remained under control. During the second half of the period, interest rates declined and bond prices rose. As the year ended, there was good news for the bond markets, including the smallest annual increase in inflation since 1964 and the first predicted Federal budget surplus in nearly 30 years. Strong consumer confidence, rising employment and controlled inflation point to a firm foundation for further economic expansion. However, the rate of economic growth in 1998 may be tempered by the slowdown in the Asian economies and its impact on the global marketplace.

Investments in municipal bonds outperformed most alternative fixed-income investments, including Treasury bonds, on an after-tax basis during the first half of the period. However, during the second half, a seasonal surge in municipal supply combined with increased refundings caused municipal bonds to slightly underperform Treasurys. On a more positive note, this surge offered higher relative yields and positioned the market for positive performance in the months ahead as the supply is absorbed.

The long-term benefits of investing in any municipal bond fund include tax-free income as well as the opportunity to diversify your fixed-income portfolio. Colonial Ohio Tax-Exempt Fund continues to offer you competitive tax-free income and the potential for long-term total return as well as an opportunity to participate in Ohio's economic expansion.


Respectfully,



/s/ Harold W. Cogger

Harold W. Cogger
President
March 11, 1998



Because market conditions change frequently, there can be no assurance that the trends described in this report will continue.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          PORTFOLIO MANAGEMENT REPORT

WILLIAM LORING is portfolio manager of Colonial Ohio Tax-Exempt Fund and is vice president of Colonial Management Associates, Inc. Mr. Loring assumed management of the Fund in October, 1997 and has managed other Colonial municipal bond funds since 1986.

THE FUND WAS POISED TO TAKE ADVANTAGE OF THE IMPROVING INVESTMENT ENVIRONMENT

During the beginning of the period, interest rates rose in response to unanticipated strength in the auto, housing and manufacturing sectors. However, by mid-April we saw signs of improving conditions for bond prices -- economic growth was slowing and inflation continued to be low. In addition, Congress agreed to a balanced budget plan that further calmed fixed-income markets. Because many signs suggested that the rising interest rate environment was behind us, we shifted the Fund's focus to investments that were more sensitive to changes in interest rates, such as bonds with longer maturities. We expected that as rates fell, these bonds would outperform, which they did. However, near the end of the period, some of these bonds became overpriced. As this became apparent, we sold some of our holdings to take advantage of the mismatch between price and value.

FUND'S INCREASED SENSITIVITY TO INTEREST RATES TRANSLATED INTO ABOVE-AVERAGE PERFORMANCE

The Fund generated a 12-month total return of 10.58% for Class A shares, based on net asset value. This outperformed both the Fund's Lipper peer group and the Fund's benchmark, the Lehman Brothers Municipal Bond Index, which posted a 12-month total return of 9.12% and 10.11%, respectively.* The Fund's above-average performance was due primarily to a larger than average concentration in bonds with a relatively high sensitivity to interest rates. These bonds experienced larger price gains as interest rates declined.

OHIO'S ECONOMY SETTLED DOWN

Economic growth in Ohio continued during the period, but at a slower pace than other midwestern states. While the State has successfully increased its economic base to include significant employment in the finance, high technology and health care industries, unemployment remains below the national average and a tight labor supply is holding back the State's economic growth. As a significant export economy, Ohio may be hurt by the financial crisis in southeast Asia. Weak currencies in many of Ohio's export markets make Ohio's exports relatively less affordable. The State also experienced decelerating growth in the manufacturing sector and a significant decrease in housing construction. Despite all these signs of a potential economic slowdown, Ohio appears well prepared to weather a downturn. The economy


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

is significantly more diversified and strong fiscal management has resulted in significant cash reserves in the State's general revenue and budget stabilization funds.

POSITIVE OUTLOOK AHEAD FOR THE ECONOMY

We do not expect any major changes in either the national or State economy over the next few months. We believe that growth will continue, although at a slower pace than 1997. This is due in part to the financial crisis in Asia and its anticipated impact on the worldwide marketplace. However, we expect that inflation will remain subdued and that interest rates may continue to decline somewhat, as they did during the second half of the year. Declining interest rates are positive for bond prices. With slower economic growth, low inflation and the possibility of a balanced Federal budget all forecasted for 1998, we expect this trend in the bond market to continue. Even with a decreased yield, current income outpaces inflation even before tax-exemption is factored in. In fact, the Fund's inflation-adjusted yield, in which the inflation rate is subtracted from the actual yield, is attractive by historical standards. Our goal remains unchanged: to increase your total return by carefully researching and selecting a portfolio of primarily investment-grade municipal bonds.

As the heavy level of tax-exempt refunding and year-end supply is absorbed by the market, we expect issuance to be steady and more manageable. We think we may see another round of refunding issues if interest rates continue to fall. Currently, municipal bonds represent excellent value when compared to other fixed-income investments, including Treasury bonds, and we believe that tax-exempt bonds will continue to offer compelling after-tax returns.











*Source: Lipper Analytical Services, Inc. Lipper rankings are based on the Lipper Ohio Tax-Exempt Municipal Fund universe. The Fund (Class A shares) ranked in the first quartile for 1 year (rated 4 out of 50 funds), in the second quartile for 5 years (rated 13 out of 25 funds) and in the third quartile for 10 years (rated 7 out of 12 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            COLONIAL OHIO TAX-EXEMPT FUND INVESTMENT PERFORMANCE VS.
                    THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
               Change in Value of $10,000 from 1/31/88 to 1/31/98
                    Based on NAV and POP for Class A Shares

                  [Graph omitted, plot points supplied below]


     Label                  NAV                   POP                Lehman
--------------------------------------------------------------------------------
 1   Jan-88                10000                  9525               10000
 2   Apr-88                10086                  9607               10064
 3   Jul-88                10286                  9798               10248
 4   Oct-88                10722                 10213               10627
 5   Jan-89                11022                 10499               10857
 6   Apr-89                11133                 10604               10962
 7   Jul-89                11515                 10968               11496
 8   Oct-89                11486                 10941               11488
 9   Jan-90                11596                 11045               11729
10   Apr-90                11607                 11056               11752
11   Jul-90                12238                 11656               12293
12   Oct-90                12218                 11638               12341
13   Jan-91                12664                 12062               12814
14   Apr-91                12968                 12352               13102
15   Jul-91                13146                 12521               13366
16   Oct-91                13574                 12929               13842
17   Jan-92                13930                 13269               14211
18   Apr-92                14073                 13405               14348
19   Jul-92                14902                 14194               15203
20   Oct-92                14641                 13946               15004
21   Jan-93                15241                 14517               15608
22   Apr-93                15743                 14995               16163
23   Jul-93                16071                 15307               16547
24   Oct-93                16569                 15782               17117
25   Jan-94                16944                 16139               17522
26   Apr-94                15839                 15086               16512
27   Jul-94                16198                 15429               16857
28   Oct-94                15673                 14928               16371
29   Jan-95                16201                 15431               16898
30   Apr-95                16778                 15981               17610
31   Jul-95                17028                 16219               18184
32   Oct-95                17736                 16894               18800
33   Jan-96                18498                 17619               19442
34   Apr-96                17861                 17013               19010
35   Jul-96                18267                 17399               19384
36   Oct-96                18775                 17883               19872
37   Jan-97                19006                 18103               20189
38   Apr-97                19010                 18107               20271
39   Jul-97                20200                 19240               21371
40   Oct-97                20311                 19346               21560
41   Jan-98                21017                 20018               22230



A hypothetical $10,000 investment in Class B shares made on August 4, 1992 (inception), at net asset value (NAV), would have been valued at $13,569 on January 31, 1998. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $13,469 on January 31, 1998. A $10,000 investment in Class C shares made on August 1, 1997 (inception), at NAV, would have grown to $10,381 on January 31, 1998. The same investment after deducting the applicable CDSC would have been valued at $10,281 on January 31, 1998.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index.


                          AVERAGE ANNUAL TOTAL RETURNS
                             As of January 31, 1998
--------------------------------------------------------------------------------
                        Class A Shares    Class B Shares     Class C Shares(1)
INCEPTION                  9/26/86            8/4/92             8/1/97
                        NAV       POP      NAV   w/CDSC       NAV      w/CDSC
--------------------------------------------------------------------------------
1 year                10.58%     5.33%    9.76%   4.76%       --         --
--------------------------------------------------------------------------------
5 years                6.64      5.60     5.85    5.53        --         --
--------------------------------------------------------------------------------
10 years (or Life)     7.71      7.19     5.71    5.57       3.81%      2.81%
--------------------------------------------------------------------------------

(1)The Class C share total returns are cumulative since inception on August 1, 1997.

Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charge of 4.75%. The applicable CDSC for Class B shares is 5% for 1 year, 2% for 5 years and 1% since inception. The CDSC for Class C shares is 1% since inception. Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or Distributor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

--------------------------------------------------------------------------------

                              INVESTMENT PORTFOLIO
                        JANUARY 31, 1998 (IN THOUSANDS)

 MUNICIPAL BONDS - 98.6%                                     PAR       VALUE
 ------------------------------------------------------------------------------
  EDUCATION - 11.1%
  EDUCATION - 9.4%
  Miami University, Series 1993,
                                (a)     12/01/09         $   400   $     235
  State Higher Educational Facilities Commission:
   Case Western Reserve, Series 1994:
                                6.125%  10/01/15           1,505       1,755
                                6.250%  10/01/17           4,340       5,135
   Ohio Dominican College, Series 1994,
                                6.625%  12/01/14           1,500       1,658
  University of Cincinnati, Series AD,
                                5.000%  06/01/17           1,500       1,494
                                                                   ---------
                                                                      10,277
                                                                   ---------

  STUDENT LOAN - 1.7%
  Cincinnati Student Loan Funding Corporation,
   Series A,
                                6.150%  08/01/10           1,775       1,864
                                                                   ---------

--------------------------------------------------------------------------------
  HEALTHCARE - 5.5%
  HOSPITALS - 3.2%
  Franklin County, Holy Cross Health System,
   Series 1991,
                                6.750%  06/01/19             500         549
  Green Springs, St. Francis Health
   Care Center, Series 1994 A,
                                7.000%  05/15/04             700         775
  Marion County, Community Hospital,
   Series 1996,
                                6.375%  05/15/11           1,000       1,100
  Miami County,
   Upper Valley Medical Center, Inc.,
   Series 1996 C,
                                6.000%  05/15/06           1,000       1,067
                                                                   ---------
                                                                       3,491
                                                                   ---------
  NURSING HOMES- 2.3%
  Lucas County, Gericare, Inc.,
   Series 1988 B,
                               10.500%  06/01/18             500         514




                      Investment Portfolio/January 31, 1998
-----------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                  PAR      VALUE
-----------------------------------------------------------------------------
HEALTHCARE - CONT.
 NURSING HOMES - CONT.
 Marion County,
 United Church Homes, Inc.,
 Series 1993,
                               6.375%  11/15/10      $ 1,000     $1,063
Montgomery County,
 Grafton Oaks Limited Partners,
 Series 1986,
                               9.750%  12/01/16          735        698
Westerville,
 Health Care & Retirement Corp. of America,
 Series 1989,
                              10.000%  01/01/08          195        198
                                                                 ------
                                                                  2,473
                                                                 ------
-----------------------------------------------------------------------------
HOUSING - 5.2%
 MULTI-FAMILY - 3.4%
 Columbus-Beckley Housing Corp.,
  Section 8 Assisted Project:
                               7.375%  10/15/21        1,288      1,316
 Columbus-Norton Housing Corp.,
  Section 8 Assisted Project:
                               7.375%  07/15/21        1,325      1,361
 State Capital Corp. for Housing,
  Series 1990 A,
                               7.500%  01/01/24        1,000      1,056
                                                                 ------
                                                                  3,733
                                                                 ------

SINGLE-FAMILY - 1.8%
 State Housing Finance Agency:
  Series A2, RIB (variable rate)
                               9.263%  03/24/31          350        396
  Series 1994 B2,
                               6.700%  03/01/25          485        521
  Series 1997 A-1,
                               6.050%  09/01/17        1,000      1,059
                                                                 ------
                                                                  1,976
                                                                 ------

--------------------------------------------------------------------------------
OTHER - 7.1%
 REFUNDED/ESCROWED (b)
 Cuyahoga County:
  Judson Retirement Community,
  Series 1989,
                               8.875%  11/15/19          500        557


                      Investment Portfolio/January 31, 1998
--------------------------------------------------------------------------------
  Cuyahoga County,
   Meridian Health Systems:
   Series 1991,
                                7.000%  08/15/23            $   500     $   557
   Series 1995,
                                6.250%  08/15/24              1,000       1,141
  Deaconess Hospital of Cleveland,
   Series 1985 C,
                                7.450%  10/01/18                500         557
  Delaware County,
   Series 1990,
                                7.250%  11/01/10                250         276
  Franklin County,
   Holy Cross Health System Corp.,
   Series 1990 B,
                                7.650%  06/01/10                500         550
  Greene County,
   Fairview Extended Care Service, Inc.,
   Series 1990 A,
                               10.125%  01/01/11                210         244
  Hamilton County,
   Sisters of Charity Health Care System, Inc.,
   Series 1992 A,
                                6.250%  05/15/14                500         555
  Montgomery County,
   St. Elizabeth Medical Center,
   Series B 1,
                                8.100%  07/01/18                500         601
  Stark County,
   Doctor's Hospital, Inc.,
   Series 1993,
                                6.000%  04/01/24              1,500       1,663
  State Water Development Authority,
   Series 1990 I,
                                6.000%  12/01/16              1,000       1,111
                                                                       --------
                                                                          7,812
                                                                       --------

--------------------------------------------------------------------------------
OTHER REVENUE - 5.5%
  INDUSTRIAL - 3.5%
  Cuyahoga County,
   Joy Technologies, Inc.,
   Series 1992,
                                8.750%  09/15/07                500         574
  State Burrows Paper Corp.,
   Series 1991 6,
                                7.450%  06/01/03                775         837



                      Investment Portfolio/January 31, 1998
--------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                     PAR         VALUE
-------------------------------------------------------------------------------
OTHER REVENUE - CONT.
  INDUSTRIAL - CONT.
  State Water Development Authority,
   North Star BHP Steel Co. Ltd.,
   Series 1995,
                                6.450%  09/01/20        $ 1,500    $    1,641
  State Sponge, Inc., Series 1989 5A,
                                8.375%  06/01/14            685           732
                                                                   ----------
                                                                        3,784
                                                                   ----------

  OIL & GAS - 1.5%
  Hamilton,
   Series 1993 A,
                                4.750%  10/15/23          1,750         1,665
                                                                   ----------

  RETAIL- 0.5%
  Lake County, North Madison Properties,
   Series 1993:
                                8.069%  09/01/01            285           295
                                8.819%  09/01/11            200           218
                                                                   ----------
                                                                          513
                                                                   ----------

--------------------------------------------------------------------------------
 TAX-BACKED - 44.1%
  LOCAL APPROPRIATED - 1.9%
   Cleveland Stadium Project,
                                5.250%  11/15/12          2,000         2,080
                                                                   ----------

  LOCAL GENERAL OBLIGATIONS - 28.8%
  Adams County:
   Human Services Building,
                                7.250%  12/01/11            500           552
   Local School District, Series 1995,
                                7.000%  12/01/15          3,000         3,768
  Beavercreek Local School District,
   Series 1996,
                                6.600%  12/01/15          2,500         3,028
  Bellefontaine, Storm Water Utility,
   Series I,
                                7.050%  06/01/11            250           271
  Brecksville-Broadview Heights
   School District,
   Series 1996,
                                6.500%  12/01/16          1,750         2,018
  Cleveland,
                                5.750%  08/01/15          1,000         1,108



                      Investment Portfolio/January 31, 1998
--------------------------------------------------------------------------------
  Columbus School District,
   Series 1993,
                                (a)     12/01/05         $  2,400     $  1,714
  Crooksville,
   Exempted Village School District,
                                7.375%  12/01/07               25           30
  Cuyahoga County, Jail Facilities:
   Series 1993 A,
                                (a)     10/01/12            1,000          497
   Series 1993,
                                5.250%  10/01/13            3,000        3,178
  Eastern School District,
   Brown & Highland Counties,
   Series 1995,
                                6.250%  12/01/17            1,160        1,357
  Fairborn,
   Library Improvement,
   Series 1991,
                                7.200%  10/01/11            1,170        1,324
  Forest Hills School District,
                                6.000%  12/01/11            1,600        1,774
  Gahanna-Jefferson City School District,
   Series 1993:
                                (a)     12/01/10              840          464
                                (a)     12/01/11              795          414
  Hilliard School District,
   Series 1995 A,
                                (a)     12/01/12            2,505        1,236
  Kings County Local School District,
   Series 1995,
                                7.500%  12/01/16            2,110        2,778
  Massillon City School District,
   Series 1994:
                                (a)     12/01/08            1,000          618
                                (a)     12/01/09            1,000          588
                                (a)     12/01/11            1,000          521
  Richland County,
   Series 1995,
                                6.950%  12/01/11              275          323
  Rocky River School District,
   Series 1996,
                                (a)     12/01/11            1,115          581
  Shaker Heights School District,
   Series 1990 A,
                                7.100%  12/15/10              750          912




                      Investment Portfolio/January 31, 1998
--------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                      PAR       VALUE
-------------------------------------------------------------------------------
 TAX-BACKED - CONT.
  LOCAL GENERAL OBLIGATIONS - CONT.
  Strongsville School District,
   Series 1996,
                                6.500%  12/01/13        $  1,500   $   1,704
  Tri-County North Local School
   District,
                                8.125%  12/01/06              75          92
  Warren County,
   Series 1996,
                                6.250%  12/01/11             500         585
                                                                   ---------
                                                                      31,435
                                                                   ---------

  SPECIAL NON-PROPERTY TAX - 3.2%
  Commonwealth of Puerto Rico
   Highway & Transportation Authority,
   Series Y,
                                6.250%  07/01/14           3,000       3,528
                                                                   ---------

  STATE APPROPRIATED - 7.0%
  Butler County Transportation Improvement
   District, Series A,
                                5.125%  04/01/17           1,000       1,007
  PR Commonwealth of Puerto Rico
   Public Buildings Authority,
   Series 1993 M, stepped coupon, (5.700% 07/01/98),
                                3.750%  07/01/16 (c)       2,500       2,577
  State Building Authority, William Green
   Building, Series 1993 A,
                                4.750%  04/01/14           4,100       4,032
                                                                   ---------
                                                                       7,616
                                                                   ---------

  STATE GENERAL OBLIGATIONS - 3.2%
  PR Commonwealth of Puerto Rico
   Aqueduct & Sewer Authority,
    Series 1995:
                                6.250%  07/01/12           1,000       1,175
                                6.250%  07/01/13           1,500       1,764
  State,
   Series 1992,
                                6.100%  08/01/12             380         438
  VI Virgin Islands Public Finance
   Authority,
   Series 1992 A,
                                7.000%  10/01/02             125         137
                                                                   ---------
                                                                       3,514
                                                                   ---------



                      Investment Portfolio/January 31, 1998
--------------------------------------------------------------------------------
 TRANSPORTATION - 1.7%
  AIR TRANSPORTATION - 1.0%
  Dayton,
   Emery Air Freight Facilities,
   Series 1993 F,
                                6.050%  10/01/09          $  1,000    $  1,087
                                                                      --------

  AIRPORT - 0.5%
  Cleveland Hopkins International Airport,
   Series 1990 B,
                                7.250%  01/01/20               500         540
                                                                      --------

  TRANSPORTATION - 0.2%
  Cleveland, Cuyahoga County Port Authority,
   C & P Docks Project,
                                6.000%  03/01/07               250         256
                                                                      --------

--------------------------------------------------------------------------------
 UTILITY - 18.4%
  INDEPENDENT POWER PRODUCER - 1.0%
  State Air Quality Development Authority,
   JMG Funding Ltd., Series 1994,
                                6.375%  01/01/29             1,000       1,103
                                                                      --------

  INVESTOR OWNED - 1.4%
  State Air Quality Development Authority:
   JMG Funding Project,
                                5.625%  01/01/23             1,000       1,047
   Toledo Edison Co., Series 1990 B,
                                8.000%  05/15/19               500         540
                                                                      --------
                                                                         1,587
                                                                      --------

  MUNICIPAL ELECTRIC - 1.9%
  Cleveland Public Power Co.,
   Series 1994 A:
                                (a)     11/15/12             2,250       1,112
                                (a)     11/15/13             2,000         933
                                                                      --------
                                                                         2,045
                                                                      --------

  WATER & SEWER - 14.1%
  Cleveland Waterworks,
   Series 1993 G,
                                5.500%  01/01/21             7,000       7,524
  Lakewood,
   Water & Sewer Systems Revenue,
                                5.850%  07/01/20             2,405       2,696
  State Water Development Authority,
   Water Control Loan Fund,
                                5.500%  06/01/12             2,000       2,133



                      Investment Portfolio/January 31, 1998
--------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                      PAR        VALUE
-------------------------------------------------------------------------------
 UTILITY - CONT.
  WATER & SEWER - CONT.
  Toledo Waterworks:
   Series 1996:
                                6.250%  11/15/09        $  1,050     $  1,195
                                6.250%  11/15/10           1,130        1,277
  Warren Waterworks,
                                5.500%  11/01/15             500          538
                                                                     --------
                                                                       15,363
                                                                     --------

TOTAL MUNICIPAL BONDS (cost of $97,913)                               107,742
                                                                     --------

OPTIONS - 0.0%                                         CONTRACTS
--------------------------------------------------------------------------------
  March 1998 Treasury Bond Puts,
  Strike price 116, expiration 2/21/98                     8,000            1

  March 1998 Treasury Bond Puts,
  Strike price 118, expiration 2/21/98                    15,600           10
                                                                     --------

TOTAL OPTIONS (cost of $185)                                               11
                                                                     --------

TOTAL INVESTMENTS (cost of $98,098) (d)                               107,753
                                                                     --------

SHORT-TERM OBLIGATIONS - 0.6%                                PAR
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (e)
  CA Newport Beach Hoag Hospital,
                                3.600%  10/01/22         $   100          100
  CA State Health Facilities Financing
   Authority, Sutter Health, Series A,
                                3.550%  03/01/20             100          100
  IN Portage Economic Development Revision,
    Pedcor Investments, Series A,
                                3.650%  08/01/30             500          500
                                                                     --------

TOTAL SHORT-TERM OBLIGATIONS                                              700
                                                                     --------

OTHER ASSETS & LIABILITIES, NET - 0.8%                                    854
--------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                  $109,307
                                                                     --------

                      Investment Portfolio/January 31, 1998
--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
------------------------------------------------------------------------------
(a)  Zero coupon bond.
(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(c) Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(d)  Cost for federal income tax purposes is the same.
(e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1998.


           Acronym                     Name
         ------------         ------------------------
             RIB              Residual Interest Bond




















See notes to financial statements.


                        STATEMENT OF ASSETS & LIABILITIES
                                JANUARY 31, 1998


(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $98,098)                                $ 107,753
Short-term obligations                                                   700
                                                                   ---------
                                                                     108,453
Receivable for:
  Interest                                       $    1,185
  Fund shares sold                                       14
  Expense reimbursement due from Adviser                  7
Other                                                   124            1,330
                                                 ----------        ---------
    Total Assets                                                     109,783

LIABILITIES
Payable for:
  Distributions                                         390
  Fund shares repurchased                                74
Accrued:
  Deferred Trustees fees                                  3
Other                                                     9
                                                 ----------
    Total Liabilities                                                    476
                                                                   ---------

NET ASSETS                                                         $ 109,307
                                                                   =========
Net asset value & redemption price per share -
Class A ($62,844/8,136)                                            $    7.72
                                                                   =========
Maximum offering price per share - Class A
($7.72/0.9525)                                                     $    8.10(a)
                                                                   =========
Net asset value & offering price per share -
Class B ($46,330/5,998)                                            $    7.72(b)
                                                                   =========
Net asset value & offering price per share -
Class C ($133/17)                                                  $    7.72(b)
                                                                   =========

COMPOSITION OF NET ASSETS
Capital paid in                                                    $ 101,357
Undistributed net investment income                                       45
Accumulated net realized loss                                         (1,750)
Net unrealized appreciation                                            9,655
                                                                   ---------
                                                                   $ 109,307
                                                                   =========




(a)  On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.


                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 1998


(in thousands)
INVESTMENT INCOME
Interest                                                         $  6,346

EXPENSES
Management fee                                      $   553
Service fee                                             158
Distribution fee - Class B                              354
Distribution fee - Class C                              (a)
Transfer agent                                          179
Bookkeeping fee                                          48
Trustees fee                                             15
Custodian fee                                             9
Audit fee                                                22
Legal fee                                                 6
Registration fee                                         26
Reports to shareholders                                   8
Other                                                    20
                                                    -------
                                                      1,398
Fees waived by the Adviser                              (52)
Waiver of Distribution fee - Class C                    (a)         1,346
                                                    -------    ----------
         Net Investment Income                                      5,000
                                                               ----------


NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                           1,149
Closed futures contracts                               (502)
                                                    -------
    Net Realized Gain                                                 647
Net unrealized appreciation (depreciation) during
the period on:
Investments                                           5,156
Open futures contracts                                  (13)
                                                    -------
     Net Unrealized Appreciation                                    5,143
                                                               ----------
          Net Gain                                                  5,790
                                                               ----------
 Increase in Net Assets from Operations                          $ 10,790
                                                               ===========


(a)  Rounds to less than one.

See notes to financial statements.


                   STATEMENT OF CHANGES IN NET ASSETS

                                                  Year ended January 31
(in thousands)                                  -------------------------
INCREASE (DECREASE) IN NET ASSETS                  1998 (a)       1997
Operations:
Net investment income                             $   5,000    $   5,714
Net realized gain                                       647        1,248
Net unrealized appreciation (depreciation)            5,143       (4,343)
                                                  ---------    ---------
    Net Increase from Operations                     10,790        2,619
Distributions:
From net investment income - Class A                 (3,101)      (3,413)
From net realized gains - Class A                       (89)        -
From net investment income - Class B                 (1,958)      (2,200)
From net realized gains - Class B                       (66)        -
From net investment income - Class C                     (2)        -
From net realized gains - Class C                        (b)        -
                                                  ---------    ---------
                                                      5,574       (2,994)
                                                  ---------    ---------
Fund Share Transactions:
Receipts for shares sold - Class A                    1,192        1,915
Value of distributions reinvested - Class A           1,861        1,986
Cost of shares repurchased - Class A                 (8,603)     (11,388)
                                                  ---------    ---------
                                                     (5,550)      (7,487)
                                                  ---------    ---------
Receipts for shares sold - Class B                    1,981        3,094
Value of distributions reinvested - Class B           1,235        1,333
Cost of shares repurchased - Class B                 (8,728)      (9,825)
                                                  ---------    ---------
                                                     (5,512)      (5,398)
                                                  ---------    ---------
Receipts for shares sold - Class C                      129         -
Value of distributions reinvested - Class C               2         -
Cost of shares repurchased - Class C                     (b)        -
                                                  ---------    ---------
                                                        131         -
                                                  ---------    ---------
    Net Decrease from Fund Share
            Transactions                            (10,931)     (12,885)
                                                  ---------    ---------
       Total Decrease                                (5,357)     (15,879)
NET ASSETS
Beginning of period                                 114,664      130,543
                                                  ---------    ---------
End of period (including undistributed
 net investment income of $45 and $86,
 respectively)                                    $ 109,307    $ 114,664
                                                  =========    =========





(a)  Class C shares were initially offered on August 1, 1997.
(b)  Rounds to less than one.
See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                     Year ended January 31
                                                  -------------------------
                                                      1998(a)         1997

  NUMBER OF FUND SHARES
  Sold - Class A                                         160           264
  Issued for distributions reinvested - Class A          249           274
  Repurchased - Class A                               (1,153)       (1,565)
                                                    ---------     ---------
                                                        (744)       (1,027)
                                                    ---------     ---------
  Sold - Class B                                         266           428
  Issued for distributions reinvested - Class B          165           184
  Repurchased - Class B                               (1,172)       (1,352)
                                                    ---------     ---------
                                                        (741)         (740)
                                                    ---------     ---------
  Sold - Class C                                          17          -
  Issued for distributions reinvested - Class C          (b)          -
  Repurchased - Class C                                  (b)          -
                                                    ---------     ---------
                                                          17          -
                                                    ---------     ---------







  (a)  Class C shares were initially offered on August 1, 1997.
  (b)  Rounds to less than one.
  See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1998


NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial Ohio Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Ohio state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective August 1, 1997, the Fund began offering Class C shares which are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

                 Notes to Financial Statements/January 31, 1998
--------------------------------------------------------------------------------
NOTE 1.  ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.


NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro rata portion of the combined average net assets of the funds constituting Trust V as follows:


                    Average Net Assets           Annual Fee Rate
                    ------------------           ---------------
                     First $2 billion                 0.50%
                     Over $2 billion                  0.45%

                 Notes to Financial Statements/January 31, 1998
--------------------------------------------------------------------------------
BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee was reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Financial Investments, Inc., formerly Colonial Investment Services, Inc., (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended January 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $4,029 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $153,120 Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

                Valuation of shares            Annual
            outstanding on the 20th of          Fee
           each month which were issued         Rate
           ----------------------------         ----
            Prior to November 30, 1994         0.10%
           On or after December 1, 1994        0.25%


The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

                 Notes to Financial Statements/January 31, 1998
--------------------------------------------------------------------------------
NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: For the year ended January 31, 1998, purchases and sales of investments, other than short-term obligations were $29,100,538 and $41,372,375, respectively.

Unrealized appreciation (depreciation) at January 31, 1998, based on cost of investments for both financial statement and federal income tax purposes was:

      Gross unrealized appreciation                   $9,872,110
      Gross unrealized depreciation                     (217,078)
                                                      ----------
         Net unrealized appreciation                  $9,655,032
                                                      ==========

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.


NOTE 4.  LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1998.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:


                                                     Year ended January 31
                                   ------------------------------------------------------------
                                               1998                                 1997
                                   Class A    Class B     Class C(b)         Class A    Class B
                                   -------    -------     ----------         -------    -------
Net asset value -
   Beginning of period             $ 7.340    $ 7.340     $  7.610           $ 7.510    $ 7.510
                                   -------    -------     --------           -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income(a)                           0.362      0.306        0.162(c)          0.372      0.318
Net realized and
 unrealized gain (loss)              0.394      0.394        0.124            (0.179)    (0.179)
                                   -------    -------     --------           -------    -------
   Total from Investment
      Operations                     0.756      0.700        0.286             0.193      0.139
                                   -------    -------     --------           -------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                 (0.365)    (0.309)      (0.165)           (0.363)    (0.309)
From net realized gains             (0.011)    (0.011)      (0.011)              -         -
                                   -------    -------     --------           -------    -------
  Total Distributions
  Declared to
  Shareholders                      (0.376)    (0.320)      (0.176)              -         -
                                   -------    -------     --------           -------    -------
Net asset value -
   End of period                   $ 7.720    $ 7.720     $  7.720           $ 7.340    $ 7.340
                                   =======    =======     ========           =======    =======
Total return(d)(e)                  10.58%      9.76%       0.0381(f)          2.75%      1.98%
                                   =======    =======     ========           =======    =======
RATIOS TO AVERAGE NET ASSETS
Expenses                             0.89%(g)   1.64%(g)     1.34%(c)(g)(h)    0.88%(g)   1.63%(g)
Net investment
 income                              4.85%(g)   4.10%(g)     4.21%(c)(g)(h)    5.09%(g)   4.34%(g)
Fees and expenses waived
   or borne by the
   Adviser                           0.05%(g)   0.05%(g)     0.07%(g)(h)       0.04%(g)   0.04%(g)
Portfolio turnover                     27%        27%          27%               31%        31%
Net assets at end
 of period (000)                   $62,844    $46,330     $    133           $65,190    $49,474

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                   $ 0.004    $ 0.004     $  0.004           $ 0.003    $ 0.003
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30%.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Adviser and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.  Prior years' ratios are net of benefits received, if any.
(h) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

   Selected data for a share of each class outstanding throughout each period are as follows:


                          Year ended January 31
           -------------------------------------------------
                   1996                       1995
           Class A       Class B       Class A     Class B
           ---------     ---------     ---------   ---------

           $  6.930      $  6.930      $  7.670    $  7.670
           ---------     ---------     ---------   ---------


              0.375         0.321         0.401       0.348

              0.585         0.585        (0.745)     (0.745)
           ---------     ---------     ---------   ---------

              0.960         0.906        (0.344)     (0.397)
           ---------     ---------     ---------   ---------


             (0.380)       (0.326)       (0.396)     (0.343)
                -             -             -           -
           ---------     ---------     ---------   ---------


             (0.380)       (0.326)       (0.396)     (0.343)
           ---------     ---------     ---------   ---------

           $  7.510      $  7.510      $  6.930    $  6.930
           =========     =========     =========   =========
             14.18%        13.34%        (4.38)%    (5.10)%
           =========     =========     =========   =========

              0.85%(g)      1.60%(g)       0.72%      1.47%

              5.19%(g)      4.44%(g)       5.71%      4.96%


              0.11%(g)      0.11%(g)       0.16%      0.16%
                31%           31%            33%        33%

           $ 74,383      $ 56,160      $ 72,123    $ 53,547


           $  0.008      $  0.008      $  0.011    $  0.011


                        FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                Year ended January 31
                                              -------------------------
                                                        1994
                                              Class A          Class B
                                              --------         --------
Net asset value -
   Beginning of period                        $  7.290         $  7.290
                                              --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income (a)                                      0.406            0.351
Net realized and
 unrealized gain (loss)                          0.389            0.389
                                              --------         --------
   Total from Investment
      Operations                                 0.795            0.740
                                              --------         --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                             (0.411)          (0.356)
From capital paid in                            (0.004)          (0.004)
                                              --------         --------
  Total Distributions
  Declared to Shareholders                      (0.415)          (0.360)
                                              --------         --------
Net asset value -
   End of period                              $  7.670         $  7.670
                                              ========         ========
Total return(b)(c)                              11.17%           10.36%
                                              ========         ========

RATIOS TO AVERAGE NET ASSETS
Expenses                                         0.82%            1.57%
Net investment income                            5.34%            4.59%
Fees and expenses waived
   or borne by
   the Adviser                                   0.09%            0.09%
Portfolio turnover                                  3%               3%
Net assets at end
 of period (000)                              $ 79,394         $ 51,212


(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                             $   0.007         $  0.007
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

                        REPORT OF INDEPENDENT ACCOUNTANTS



TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF
   COLONIAL OHIO TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Ohio Tax-Exempt Fund (the "Fund") (a series of Colonial Trust V) at January 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.






PRICE WATERHOUSE LLP
Boston, Massachusetts
March 11, 1998

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FINANCIAL INVESTMENTS INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                             HOW TO REACH COLONIAL
                              BY PHONE OR BY MAIL


BY TELEPHONE

CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:


For fund prices, dividends and capital gains information ..............  press 1

For account information ...............................................  press 2

To speak to a service representative ..................................  press 3

For yield and total return information ................................  press 4

For duplicate statements or new supply of checks ......................  press 5

To order duplicate tax forms and year-end statements ..................  press 6
(February through May)

To review your options at any time during your call ...................  press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any fund distributed by Liberty Financial Investments, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.


BY MAIL
COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

                    IMPORTANT INFORMATION ABOUT THIS REPORT


The Transfer Agent for Colonial Ohio Tax-Exempt Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611




Colonial Ohio Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Ohio Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective and operating policies of the Fund.

--------------------------------------------------------------------------------

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation






[LOGO] LIBERTY FINANCIAL INVESTMENTS, INC. [COPYRIGHT]1998
       Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, MA 02111-2621
       Visit us at www.libertyfunds.com



                                                   OH-02/774E-0198 (3/98) 98/201
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